Consolidated Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Operating expenses
General and administrative	$ 6,584,868	$ 4,499,923
Research and development	2,672,836	1,562,927
Total operating expenses	9,257,704	6,062,850
Other (income) and expenses
Forgiveness of accounts payable	(416,000)
Fair value adjustment to convertible notes payable		1,250,000
Warrant liability (income) expense	(77,237)	12,784,329
Financing expense		275,000
Unrealized income	(1,307)
Interest income	(95,745)
Interest and financing expense	714,081	1,090,409
Total other expense	123,792	15,399,738
Net loss	(9,381,496)	(21,462,588)
Deemed dividend on warrant modification	(65,266)
Net loss attributable to shareholders	$ (9,446,762)	$ (21,462,588)
ADS
Loss per ADS
Basic	$ (3.90)	$ (67.96)
Fully-diluted	$ (3.90)	$ (67.96)
Weighted average number of ADS's outstanding
Basic	2,421,916	315,801
Fully-diluted	2,421,916	315,801